Scudder
Choice Series:

      Scudder Financial
      Services Fund

      Scudder
      Health Care Fund

      Scudder
      Technology Fund


Annual Report
May 31, 1999


No-Load Funds


Three no-load funds each of which seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.


SCUDDER

                              Scudder Choice Series

-----------------------------------------------------------------------------------------
Scudder Financial Services Fund     Date of Inception: 11/3/97      Ticker Symbol:  SCFSX
Scudder Health Care Fund            Date of Inception: 3/2/98       Ticker Symbol:  SCHLX
Scudder Technology Fund             Date of Inception: 3/2/98       Ticker Symbol:  SCUTX
-----------------------------------------------------------------------------------------


o Scudder Financial Services Fund provided a total return of 0.30% for the twelve-month period ended May 31, 1999. Financial stocks rallied strongly throughout the period, but were hurt in April and May by fears of higher interest rates.

o Scudder Health Care Fund returned 7.04% for the twelve months ended May 31, 1999. While the health care sector was buoyed by the market's recent emphasis on growth stocks, the rotation to value stocks in the final two months of the period negatively impacted performance.

o Scudder Technology Fund posted a return of 59.90% for the twelve-month period ended May 31, 1999. The Fund benefited from its holdings in Internet stocks and the sectors that indirectly benefit from the growth of the `Net, such as networking and telecommunications companies.

                                Table of Contents


   3  Letter from the Series'   Scudder Health                   29  Financial Statements
      Chairman                  Care Fund                        37  Notes to Financial
                                                                     Statements
Scudder Financial                 11  Portfolio Management       41  Report of Independent
Services Fund                         Discussion                     Accountants
                                  15  Performance Update         42  Tax Information
   4  Portfolio Management        16  Portfolio Summary          43  Shareholder Meeting
      Discussion                  17  Investment Portfolio           Results
   7  Performance Update          35  Financial Highlights       48  Officers and Trustees
   8  Portfolio Summary                                          49  Investment Products
   9  Investment Portfolio      Scudder                              and Services
  34  Financial Highlights      Technology Fund                  50  Scudder Solutions

                                  20  Portfolio Management
                                      Discussion
                                  24  Performance Update
                                  25  Portfolio Summary
                                  26  Investment Portfolio
                                  36  Financial Highlights



                           2 - Scudder Choice Series

                        Letter from the Series' Chairman

Dear Shareholders,

     Scudder is pleased to present the combined annual report for Scudder Choice Series, which includes Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. The Choice Series has been designed to provide investors with the opportunity to take part in the evolution of three dynamic, fast-growing industries. While funds that invest in single sectors often experience a higher level of volatility than those that are more broadly diversified, they also have the potential to provide market-beating investment returns over time. For investors who have a long-term time horizon and the ability to withstand volatility, these funds are a compelling way to add focus to a diversified portfolio.

     All three sectors have provided solid returns over the past year, despite significant fluctuations. Financial stocks have benefited from industry consolidation and a healthy domestic economy, and the Fund's management team sees further opportunities ahead in undervalued bank stocks and selected insurance companies. The health care sector, meanwhile, continues to be buoyed by positive trends such as new product introductions, favorable demographic shifts, and significant research breakthroughs. Technology stocks have received the most attention from the investing public in the past year, and with good reason. The explosive growth of the Internet has opened up opportunities for companies in a wide range of businesses to benefit from the expansion of the new economy. For more information about how each fund's management team is seeking to capitalize on these developments, please see the portfolio management discussions that begin on page 4.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Choice Series. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman and President,
     Scudder Choice Series



                           3 - Scudder Choice Series

                         Portfolio Management Discussion

                         Scudder Financial Services Fund

In the following interview, Co-Lead Portfolio Managers Thaddeus Paluszek and Peter Taylor discuss Scudder Financial Services Fund's strategy and the market environment in the twelve-month period ended May 31, 1999.

Q: Please discuss how the recent market environment has affected financial stocks.

A: As a group, financials have experienced substantial volatility in the past year. After plummeting during the market correction last fall, the sector rebounded off of extremely low levels once it became apparent that the U.S. economy would weather the difficulties emanating from overseas. The combination of low inflation, a steepening of the yield curve, and continued domestic growth provided the ideal environment for financials, which proceeded to rally through the fourth quarter of 1998 and the first quarter of 1999. Several money center bank stocks returned in excess of 100% in this period, but by April fresh concerns about the direction of the U.S. economy stifled the rally. Signs of possible inflation raised fears that the Federal Reserve would have to begin raising interest rates, driving the yield on the bellwether 30-year Treasury bond above 6%. A smattering of earnings disappointments and generalized fears about the potential impact of Y2K problems overseas also contributed to poor sector performance in the final two months of the period.

Q: How did the Fund perform in this environment?

A: The Fund underperformed its benchmark over the period. While the unmanaged S&P Financial Index returned 8.33% for the twelve months ended May 31, the Fund returned 0.30%. We attribute this performance disparity to our underweight position in stocks with higher levels of volatility, such as brokers and investment banks. We sought to diversify the portfolio into areas that have a lower correlation with the performance of the broader market -- such as insurance stocks -- but this proved to be a negative when the market soared during the first quarter. On the positive side, our value orientation led us to such strong performing stocks as American Express, BanK One, Cigna, and American International Group. If the market continues to perceive a threat of emerging inflation and higher interest rates, it is reasonable to expect that the Fund's diversification would help relative performance, much as it did during the correction in 1998.

Q: In the last report, you spoke enthusiastically about insurance stocks. How did this group perform?

A: While as a whole the sector did not perform as well as the banks and brokers, it nevertheless provided a boost to Fund performance. In fact, a number of our holdings hit their price targets and were sold in the latter part of the period. We found opportunities in several subsectors of the insurance group, including property and casualty (St. Paul Companies), disability (Unum Corp.), and bond insurers (MBIA). After being significantly underweighted in the property and casualty ("P&C") sector for some time, we became more optimistic on the group's prospects by the end of the period. We are seeing evidence that the pricing


                           4 - Scudder Choice Series
structure in the P&C industry has begun to stabilize, creating upside opportunities in a group that has been lagging for some time.

Our top holding within the insurance sector continues to be American International Group, which we view as a stock for all seasons. The company has high operational flexibility, excellent management, and a strong balance sheet, all of which provide it with the ability to capitalize on market opportunities as they arise. For example, American International Group took advantage of the crisis in Asia by providing liquidity to some of the region's strongest companies, and has earned substantial returns as a result. We feel that the company will be able to maintain a growth rate in the 15-16% area through the combination of organic growth and astute acquisitions.

Q: What is your investment strategy with regard to the banking sector?

A: In an effort to mitigate the uncertainty that weighed on the investment environment in the latter part of the period, we focused on the names that we believe offer the best long-term values. The recent weakness in the sector has allowed us to build positions in the value names in which we have the strongest conviction. One stock that we're particularly enthusiastic about is BanK One, which fell to distressed levels earlier in the year. Believing that the company's strong position in the consumer credit industry would hold it in good stead at a time when Americans are spending freely and piling on new debt, we added to our holdings at a time when the stock's price-to-earnings ratio was well below its group average. The management team is successfully integrating BanK One and First Chicago in the formation of this new entity, and we believe that they will be able to use their direct marketing orientation to further leverage the company's dominant position in the future.

Q: In the last report, you spoke favorably about the prospects for American Express and Fannie Mae. What is your outlook for these two companies?

A: We remain positive on American Express, which has generated half of its earnings growth from revenues, and half from cost and capital management. The outlook for further growth on the revenue side is favorable since the company's marketing thrust will likely be geared toward building their cardholder base. We believe that their Membership Rewards Program will continue to be a strong vehicle to promote customer retention and increase spending per card. American Express has also continued to expand internationally, and is developing a clearly defined Internet strategy. While their presence on the `Net is unlikely to have an immediate impact on earnings, it provides an impetus for both long-term growth and near-term investor interest.

Federal National Mortgage Association continues to be one of our favorite names, although it has underperformed so far in 1999. The stock was hurt by negative political developments in Washington in the early part of the year, and most recently has been depressed by higher interest rates. Despite these short-term influences, we remain enthusiastic on the Federal National Mortgage Association's prospects due to the huge demand for mortgage funding. Throughout its history the company has posted strong returns on equity, and has been a

                           5 - Scudder Choice Series
stellar market performer due to its consistent earnings growth. We believe that any concerns about the effects of interest rate fluctuations on FNMA's earnings are misguided, since the company has improved its matching of assets and liabilities.

Q: What factors do you feel are likely to drive performance in the financial sector in the months ahead?

A: Financial stocks will likely be taking their cues from interest rates throughout the remainder of 1999. As long as fears of inflation continue to permeate the market, it will be difficult for the sector to mount a sustainable rally. In this environment, we will continue to emphasize risk controls and diversification among a variety of subsectors. Despite the Fund's recent underperformance, we remain confident that our prudent strategy will provide favorable risk-adjusted returns over time.

                        Scudder Financial Services Fund:
                          A Team Approach to Investing

  Scudder Financial Services Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Co-Lead Portfolio Managers Thaddeus Paluszek and Peter Taylor have responsibility for the Fund's day-to-day management and investment strategies. Mr. Paluszek joined the Adviser in 1993 and specializes in banking, consumer finance, and commercial finance companies. Mr. Paluszek has 19 years of investment industry experience. Mr. Taylor joined the Adviser in 1989 as an equity analyst and focuses on insurance companies, asset management companies, and government-sponsored enterprises. Mr. Taylor has 30 years of investment industry experience.

  Portfolio Manager Andrew Absler joined the Adviser in 1993 as an equity research analyst. Mr. Absler joined the team in 1999 and has over nine years of investment industry experience.

  Portfolio Manager William F. Truscott joined the Adviser in 1992 as an equity research analyst and has over 16 years of investment industry experience.

                           6 - Scudder Choice Series

                      Performance Update as of May 31, 1999
                         Scudder Financial Services Fund

--------------------------------------------------------------------------------
   Fund Index Comparison
--------------------------------------------------------------------------------
                          Total Return
   ---------------------------------------------------
   Period               Growth of              Average
   Ended 5/31/1999       $10,000    Cumulative  Annual
   ---------------------------------------------------
   Scudder Financial Services Fund
   ---------------------------------------------------
   1 Year                $ 10,030     0.30%      0.30%
   Life of Fund*         $ 11,909    19.09%     11.82%
   ---------------------------------------------------
   Russell 1000 Index
   ---------------------------------------------------
   1 Year                $ 12,031    20.31%     20.31%
   Life of Fund*         $ 11,289    12.89%     27.45%
   ---------------------------------------------------
   S&P Financial Index
   ---------------------------------------------------
   1 Year                $ 10,833     8.33%      8.33%
   Life of Fund*         $ 12,677    26.77%     17.15%
   ---------------------------------------------------

* The Fund commenced operations on November 3, 1997. Index comparisons begin November 30, 1997.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:
                        Russell         Scudder               S&P
                         1000          Financial           Financial
                         Index        Services Fund          Index

            11/97*       10000            10000              10000
             2/98        10939            11208              11161
             5/98         9982            11650              11702
             8/98         8699             9397               9385
            11/98        10835            11273              11466
             2/99        11558            11363              12108
             5/99        11741            11686              12677


The Russell 1000 Index is an unmanaged capitalization-weighted measure of approximately 1000 small U.S. stocks. The Standard and Poor's (S&P) Financial Index is a capitalization- weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------



THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND S&P FINANCIAL
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly Periods Ended May 31


                                                                1998*    1999
-------------------------------------------------------------------------------
Net Asset Value                                                $ 14.22 $ 14.14
-------------------------------------------------------------------------------
Income Dividends                                               $  .03  $  .03
-------------------------------------------------------------------------------
Capital Gains Distributions                                    $   --  $  .09
-------------------------------------------------------------------------------
Fund Total Return (%)                                           18.73     .30
-------------------------------------------------------------------------------
Index Total Return (%)                                          18.62    8.33
-------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

                           7 - Scudder Choice Series

                      Portfolio Summary as of May 31, 1999
                         Scudder Financial Services Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity Holdings                98%
      Cash Equivalents                2%
   --------------------------------------
                                    100%
   --------------------------------------

Fund management seeks to stay as close to fully invested as possible.


--------------------------------------------------------------------------------
Diversification
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Banks                          40%
      Insurance                      29%
      Other Financial Companies      17%
      Consumer Finance               12%
      EDP Services                    2%
   --------------------------------------
                                    100%
   --------------------------------------


The Fund's high level of diversification is consistent with a strategy that seeks strong risk-adjusted returns over time.


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(48% of Portfolio)
--------------------------------------------------------------------------------

    1. Bank of America Corp.
       Global banking company
    2. American International Group, Inc.
       International insurance holding
       company
    3. BANK ONE CORP.
       Consumer and commercial bank
    4. Citigroup Inc.
       Provider of financial services
    5. Chase Manhattan Corp.
       Commercial Bank
    6. Federal National Mortgage
       Association
       Insurance and holder of mortgage
       loans
    7. First Union Corp.
       Commercial bank
    8. American Express Co.
       Payments, travel, investment
       services and banking
    9. Wells Fargo Co.
       Provider of banking, mortgage
       banking and consumer finance
   10. Cigna Corp.
       Provider of insurance, health
       care benefits, pension management
       and related financial services


Top holdings reflect management's focus on companies whose stock prices reflect significant value relative to their long-term prospects.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                           8 - Scudder Choice Series

                     Investment Portfolio as of May 31, 1999

                         Scudder Financial Services Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements  1.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 5/28/1999 at 4.8%,
  to be repurchased at $493,263 on 6/1/1999, collateralized by a $425,000 U.S. Treasury                             ----------
  Bill, 10.750%, 02/15/2003 (Cost $493,000) ..............................................       493,000               493,000
                                                                                                                    ----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.5%
------------------------------------------------------------------------------------------------------------------------------
Banks 39.5%
BANK ONE CORP ............................................................................        34,562             1,954,913
Bank of America Corp. ....................................................................        36,934             2,389,166
BankBoston Corp. .........................................................................        15,200               720,100
Chase Manhattan Corp. ....................................................................        24,400             1,769,000
First Security Corp. .....................................................................        17,950               339,928
First Tennessee National Corp. ...........................................................        13,000               535,438
First Union Corp. ........................................................................        24,280             1,118,398
Imperial Bancorp* ........................................................................        13,392               257,796
KeyCorp ..................................................................................        11,000               382,250
Mellon Bank Corp. ........................................................................        22,000               785,125
North Fork Bancorporation, Inc. ..........................................................        14,100               300,506
Northern Trust Corp. .....................................................................        10,900               985,088
Silicon Valley Bancshares* ...............................................................         8,000               154,000
US Bancorp ...............................................................................        18,600               604,500
Wells Fargo Co. ..........................................................................        27,400             1,096,000
                                                                                                                    ----------
                                                                                                                    13,392,208
                                                                                                                    ----------
Insurance 29.0%
AMBAC Financial Group, Inc. ..............................................................        16,300               950,494
Allstate Corp. ...........................................................................        12,900               470,044
American International Group, Inc. .......................................................        18,500             2,114,781
Cigna Corp. ..............................................................................        11,700             1,091,025
Fremont General Corp. ....................................................................        49,900             1,057,256
MBIA, Inc. ...............................................................................         5,800               396,213
Nationwide Financial Services, Inc. "A" ..................................................        21,600               932,850
St. Paul Companies, Inc. .................................................................        11,100               394,744
Travelers Property Casualty Corp. "A" ....................................................        14,900               588,550

    The accompanying notes are an integral part of the financial statements.


                            9 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
UNUM Corp. ...............................................................................        16,000               861,000
XL Capital Ltd. " A" .....................................................................        15,811               961,506
                                                                                                                    ----------
                                                                                                                     9,818,463
                                                                                                                    ----------
Consumer Finance 11.9%
American Express Co. .....................................................................         9,200             1,114,925
Associates First Capital Corp. ...........................................................        25,800             1,057,800
Citigroup Inc. ...........................................................................        28,300             1,874,875
                                                                                                                    ----------
                                                                                                                     4,047,600
                                                                                                                    ----------
Other Financial Companies 16.5%
CIT Group, Inc. ..........................................................................        11,200               324,800
Charter One Financial, Inc. ..............................................................        12,600               358,313
Federal Home Loan Mortgage Corp. .........................................................        17,000               991,313
Federal National Mortgage Association ....................................................        25,500             1,734,000
Federated Investors, Inc. "B" ............................................................        33,500               586,250
Household International, Inc. ............................................................        19,400               841,475
Legg Mason Inc. ..........................................................................        12,100               409,132
Merrill Lynch & Co., Inc. ................................................................         4,200               352,800
                                                                                                                    ----------
                                                                                                                     5,598,083
                                                                                                                    ----------
EDP Services 1.6%
First Data Corp. .........................................................................        11,800               530,262
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $29,934,685)                                                                              33,386,616
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $30,427,685) (a)                                                           33,879,616
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $30,432,466. At May 31, 1999, net unrealized appreciation for all securities based on tax cost was $3,447,150. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,387,306 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $940,156.

      During the year ended May 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $8,107,133 and $10,412,218, respectively.

    The accompanying notes are an integral part of the financial statements.


                           10 - Scudder Choice Series

                         Portfolio Management Discussion

                            Scudder Health Care Fund

In the following interview, Lead Portfolio Manager James E. Fenger discusses Scudder Health Care Fund's strategy and the market environment in the twelve-month period ended May 31, 1999.

Q: Large-cap pharmaceuticals, the dominant industry group within both the Fund and the health care sector, performed well until the end of the first quarter, but have been decimated since then. What factors have been driving their performance?

A: Pharmaceutical stocks tend to outperform when earnings growth in the overall stock market is expected to be weak, and to underperform when corporate earnings are expected to accelerate. While this may seem counterintuitive, it helps to think of the sector in terms of its relative attractiveness. When corporate profit growth is slow, investors tend to flock to the companies that they believe have the best ability to produce sustainable earnings. Since pharmaceutical companies generally produce nondiscretionary items whose sales are unaffected by fluctuations in the economy, the stocks tend to be more attractive when the external environment is less favorable. For this reason, the sector held up well in the months immediately following last year's global economic crisis. Once signs of a recovery in Asia prompted investors to become more confident in the earnings prospects of the broader market, money rotated from pharmaceuticals to cyclicals and other traditional "value" sectors.

Another factor that has taken the steam out of pharmaceutical stocks is the debate in Washington concerning Medicare reform, including an outpatient drug benefit. Congressional Democrats have formulated proposals that, if put into practice, could lead to greater government control of the industry's pricing structure. While these ideas have no Republican sponsorship and are unlikely to be enacted into law, they have put a cloud over the market in recent months. As long as this issue remains unresolved, it is likely that it will continue to dampen the performance of pharmaceutical stocks. On the other hand, passage of market-based Medicare reform without any direct price controls would likely spark a rally by bringing a sense of closure to market participants.

Q: How did the Fund's holdings in the pharmaceutical sector perform during this period?

A: Until their recent downturn, pharmaceuticals provided a significant boost to Fund performance. Stocks that were swept up in the market's previously insatiable appetite for growth stocks, such as Schering-Plough, Pfizer, and Warner Lambert, posted the best returns in calendar year 1998 due to above-average industry growth and a substantial expansion in their price-to-earnings ratios. Unfortunately, these companies also led the sector on the downside, due to a compression of their valuation parameters. Three stocks that performed well for us through both the run-up and the correction were Bristol Myers Squibb, Pharmacia & Upjohn, and SmithKline Beecham, due to their strong product pipelines and reasonable valuations. SmithKline Beecham, for example, has benefited from the introduction

                           11 - Scudder Choice Series
of Avandia, a diabetes drug with blockbuster potential. Since new products are one of the most important drivers of stock price performance in the pharmaceutical sector, the quality of each company's pipeline is a critical factor.

Q: How have these developments impacted Fund returns?

A: For the twelve-month period ended May 31, the Fund returned 7.04%, compared to 21.02% for the S&P 500 Index and -2.69% for the Russell 2000 Index. The Fund posted its best returns in the final four months of 1998 amid a highly favorable market climate for growth stocks. Returns have been hurt by the recent drop in pharmaceuticals, but our decision to diversify into other sectors has helped our relative performance. According to Lipper Analytical Services, Scudder Health Care Fund ranked in the top 35th percentile of all health and biotechnology funds in the five months ended May 31.^1

Q: Beyond pharmaceuticals, in what other sectors have you found attractive opportunities?

A: Tyco International, the Fund's number four holding, is a stock whose weighting we have increased substantially in the past six months. A diversified conglomerate, Tyco counts hospital supplies among its core businesses. The company has built its reputation in the stock market on its ability to gain synergies from its acquisitions, a trait that has allowed it to reduce its overall cost structure and post outstanding financial performance. Tyco outperformed the health care group over the period, and we remain optimistic on its prospects going forward.

Among smaller stocks, we continue to invest in companies that have profited from their ability to design new treatments or fill therapeutic voids. VISX, for instance, holds the dominant position in the explosive market for laser eye surgery. By collecting a royalty every time its lasers are used, VISX is positioned to generate recurring income in a market where we expect procedures to total one million in 1999, more than double the number in 1998. The stock has outperformed the market by a wide margin over the last six months, rising 185%. In the biotech sector we hold companies with promising new therapies such as Immunex and MedImmune. Immunex has created a drug for rheumatoid arthritis with breakthrough potential, and MedImmune has developed a vaccine for RSV, a viral respiratory disease that can have serious ramifications in premature infants. The common thread among these stocks is that they have successfully developed and launched groundbreaking technologies that have the potential to exceed expectations. We believe that investment in such companies will allow the Fund to benefit from the dynamic growth of the smaller stocks in the health care sector, while at the same time providing a balance to the large-cap pharmaceuticals that make up the core of the Fund.


----------
^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. For the calendar year-to-date period ended May 31, 1999, Scudder Health Care Fund's Lipper ranking was 18 out of 52 comparable funds.

                           12 - Scudder Choice Series

Q: Has there been any change in the Fund's overall weighting in small-caps?

A: Our position in small-caps has been steadily falling as we have increased our emphasis on the stocks in which we have the highest level of conviction. While we are excited about the prospects for a number of smaller companies, such as those I just mentioned, in general we are most confident in the potential of our large-cap names. In the six months ended May 31, for example, we trimmed our weighting in the small-cap sector from 14.2% to 10.4%. As recently as early September, this number was as high as 24.0%. Our position in large-caps has gone up accordingly, rising from 59.6% on November 30 to 73.6% at the end of the period. These weightings are not the result of top-down decisions; instead, they represent the aggregated result of all of the decisions we made regarding individual stocks. Given the many promising technologies being developed by emerging companies, I would not be surprised to see our exposure to smaller caps increase as future opportunities arise.

Q: In the last report, you cited several themes that you believe will power the health care sector in the years ahead. Are these forces still in place?

A: Yes. Concerns about healthcare reform legislation and an improving overall corporate profit picture may increase volatility and limit near-term performance. However, over the long term, a number of important, growth-oriented themes should continue to drive performance. New products, increased spending on advertising, an aging global population, industry consolidation, and the rapid growth of new drug discovery techniques such as genomics should all contribute

                           13 - Scudder Choice Series
to increased earnings for a wide range of health care companies over time. Believing that the sector will continue to provide above-average growth, we view near-term setbacks as buying opportunities. Valuations on many of the stocks have become increasingly attractive and offer significant upside potential from current levels. We urge investors to maintain their focus on the positive long-term outlook for health stocks even when the sector is temporarily out of favor with the market.

                            Scudder Health Care Fund:
                          A Team Approach to Investing

  Scudder Health Care Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager James E. Fenger has responsibility for the Fund's day-to-day management and investment strategies. Mr. Fenger has been a health care investment analyst with the Adviser for 16 years.

  Portfolio Manager Anne Carney joined the Adviser in 1992 as an equity research analyst and has over 12 years of investment industry experience. Ms. Carney contributes expertise in health care services, hospital supplies and distribution companies. Prior to joining the Adviser, Ms. Carney was a research analyst specializing in the health care industry.

  Portfolio Manager Sally A. Yanchus contributes expertise in medical devices, specialty pharmaceuticals, and health care information systems. Prior to joining the Adviser in 1997, Ms. Yanchus was a sell-side analyst for six years covering various health care industries.

  Portfolio Manager Frank Zavrl has nine years of biotechnology industry experience and specializes in biotechnology/drug discovery and pharmaceutical outsourcing companies. Prior to joining the Adviser in 1998, Mr. Zavrl was a research associate and a senior validation consultant.

  Portfolio Manager William F. Truscott joined the Adviser in 1992 as an equity research analyst and has over 16 years of investment industry experience. Mr. Truscott is currently the Director of Global Equity Research for the Adviser.

                           14 - Scudder Choice Series

                      Performance Update as of May 31, 1999
                            Scudder Health Care Fund


--------------------------------------------------------------------------------
   Fund Index Comparisons
--------------------------------------------------------------------------------
                          Total Return
   ------------------------------------------------------
   Period Ended          Growth of               Average
   5/31/1999              $10,000   Cumulative    Annual
   ------------------------------------------------------
   Scudder Health Care Fund
   ------------------------------------------------------
   1 Year                $ 10,704      7.04%     7.04%
   Life of Fund*         $ 10,775      7.75%     6.21%
   ------------------------------------------------------
   S&P 500 Index
   ------------------------------------------------------
   1 Year                $ 12,102     21.02%    21.02%
   Life of Fund*         $ 12,014     20.14%    17.02%
   ------------------------------------------------------
   Russell 2000 Index
   ------------------------------------------------------
   1 Year                $  9,731     -2.69%    -2.69%
   Life of Fund*         $  9,257     -7.43%    -6.40%

* The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


               S&P 500              Scudder Health            Russell 2000
                Index                 Care Fund                  Index

     3/98*      10000                   10000                    10000
     5/98        9927                    9734                     9513
     8/98        8744                    8380                     7059
     11/98      10670                   10145                     8338
     2/99       11390                   10749                     8245
     5/99       12014                   10419                     9257

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND S&P 500
INDEX TOTAL RETURN (%)

Yearly Periods Ended May 31

CHART DATA:

                                                                1998*    1999
--------------------------------------------------------------------------------
Net Asset Value                                                $ 12.08 $ 12.93
--------------------------------------------------------------------------------
Income Dividends                                               $   --  $   --
--------------------------------------------------------------------------------
Capital Gains Distributions                                    $   --  $   --
--------------------------------------------------------------------------------
Fund Total Return (%)                                             .67    7.04
--------------------------------------------------------------------------------
Index Total Return (%)                                           -.73   21.02
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                           15 - Scudder Choice Series

                      Portfolio Summary as of May 31, 1999
                            Scudder Health Care Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity Holdings                98%
      Cash Equivalents                2%
   --------------------------------------
                                    100%
   --------------------------------------


Fund management seeks to stay as close to fully invested as possible.


--------------------------------------------------------------------------------
Diversification
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Pharmaceuticals                53%
      Medical Supply & Specialty     14%
      Health Industry Services       11%
      Biotechnology                   8%
      Hospital Management             5%
      Diversified Manufacturing       4%
      Chemicals                       3%
      Insurance                       2%
   --------------------------------------
                                    100%
   --------------------------------------


The Fund's holdings in large-cap pharmaceutical stocks made a significant contribution to positive performance over the full period.


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(41% of Portfolio)
--------------------------------------------------------------------------------

    1. American Home Products Corp.
       Diversified pharmaceutical company
    2. Baxter International Inc.
       Manufacturer and distributor of
       hospital and laboratory products
       and services
    3. Abbott Laboratories
       Health care products
    4. Tyco International Ltd.
       Manufacturer of medical products
       and electronic components
    5. Warner-Lambert Co.
       Maker of drugs, toiletries and
       food products
    6. SmithKline Beecham plc
       Multinational pharmaceutical and
       healthcare products company
    7. Bristol-Myers Squibb Co.
       Diversified pharmaceutical and
       consumer products company
    8. Schering-Plough Corp.
       Producer of pharmaceutical and
       consumer products
    9. Eli Lilly & Co.
       Pharmaceutical company
   10. Pharmacia & Upjohn, Inc.
       Pharmaceutical company

Using a bottom-up approach, management continues to find the most attractive opportunities in large-cap stocks.


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                           16 - Scudder Choice Series

                     Investment Portfolio as of May 31, 1999

                            Scudder Health Care Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 5/28/1999 at 4.8%, to
  be repurchased at $750,400 on 6/1/1999, collateralized by a $670,000 U.S. Inflationary                            ----------
  Index Treasury Bill, 7.5%, 11/15/2016 (Cost $750,000) ..................................       750,000               750,000
                                                                                                                    ----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.4%
------------------------------------------------------------------------------------------------------------------------------
Biotechnology 7.5%
Alkermes, Inc.* ..........................................................................         9,200               227,700
Amgen Inc.* ..............................................................................         8,800               556,600
Biogen Inc.* .............................................................................         5,600               611,100
Genentech, Inc.* .........................................................................         8,100               709,256
Immunex Corp.* ...........................................................................         2,100               275,363
Ligand Pharmaceuticals "B"* ..............................................................        32,500               333,125
MedImmune, Inc. * ........................................................................         9,600               610,800
QLT PhotoTherapeutics Inc.* ..............................................................         5,400               237,804
                                                                                                                    ----------
                                                                                                                     3,561,748
                                                                                                                    ----------
Health Industry Services 11.0%
Cardinal Health, Inc. ....................................................................        20,400             1,231,650
IDX Systems Corp.* .......................................................................         6,900               164,738
IMS Health Inc. ..........................................................................        33,700               829,863
MedQuist, Inc.* ..........................................................................         9,400               345,450
Quintiles Transnational Corp.* ...........................................................        36,000             1,462,500
United Healthcare Corp. ..................................................................        11,000               640,750
Wellpoint Health Networks Inc.* ..........................................................         6,200               511,113
                                                                                                                    ----------
                                                                                                                     5,186,064
                                                                                                                    ----------
Hospital Management 4.9%
Columbia/HCA Healthcare Corp. ............................................................        37,600               885,950
LifePoint Hospitals, Inc.* ...............................................................         1,978                19,780
Triad Hospitals, Inc.* ...................................................................         1,978                20,027
Universal Health Services, Inc.* .........................................................        27,500             1,371,563
                                                                                                                    ----------
                                                                                                                     2,297,320
                                                                                                                    ----------
Medical Supply & Specialty 13.6%
Baxter International Inc. ................................................................        35,900             2,317,794
Biomet Inc. ..............................................................................        26,100             1,042,369

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Boston Scientific Corp.* .................................................................        12,600               478,013
Medtronic Inc. ...........................................................................        21,370             1,517,270
Ventana Medical Systems, Inc.* ...........................................................        20,700               414,000
VISX Inc.* ...............................................................................        12,600               654,413
                                                                                                                    ----------
                                                                                                                     6,423,859
                                                                                                                    ----------
Pharmaceuticals 52.1%
Abbott Laboratories ......................................................................        50,300             2,272,925
Allergan, Inc. ...........................................................................        10,400               967,200
Alpharma Inc. ............................................................................        15,600               416,325
ALZA Corp. "A"* ..........................................................................         3,200               114,200
American Home Products Corp. .............................................................        42,600             2,454,825
Atlanta AG ...............................................................................         2,900               169,024
Bristol-Myers Squibb Co. .................................................................        24,200             1,660,725
Eli Lilly & Co. ..........................................................................        22,700             1,621,631
Forest Laboratories, Inc.* ...............................................................        27,900             1,328,738
Fujisawa Pharmaceutical Co. ..............................................................        19,000               298,536
Glaxo Wellcome plc (ADR) .................................................................        27,000             1,518,750
Johnson & Johnson ........................................................................        14,300             1,324,538
Merck & Co., Inc. ........................................................................        11,900               803,250
Pfizer, Inc. .............................................................................         8,100               866,700
Pharmacia & Upjohn, Inc. .................................................................        28,900             1,602,144
Roche Holding AG .........................................................................         6,700               700,150
Schering-Plough Corp. ....................................................................        36,600             1,649,288
Shire Pharmaceuticals Group plc* .........................................................        26,600               631,750
SmithKline Beecham plc (ADR) .............................................................        27,000             1,771,875
Takeda Chemical Industries, Ltd. .........................................................         6,000               266,589
Warner-Lambert Co. .......................................................................        29,500             1,829,000
Watson Pharmaceuticals, Inc.* ............................................................         9,600               367,800
                                                                                                                    ----------
                                                                                                                    24,635,963
                                                                                                                    ----------
Insurance 2.0%
Cigna Corp. ..............................................................................        10,200               951,150
                                                                                                                    ----------
Chemicals 2.9%
Monsanto Co. .............................................................................        20,800               863,200
Rhone-Poulenc S.A. "A" (ADR) .............................................................        10,600               496,875
                                                                                                                    ----------
                                                                                                                     1,360,075
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing 4.4%
Tyco International Ltd. ..................................................................        23,900             2,088,263
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $41,997,779)                                                                              46,504,442
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $42,747,779) (a)                                                           47,254,442
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $42,778,134. At May 31, 1999, net unrealized appreciation for all securities based on tax cost was $4,476,308. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,672,568 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,196,260.

      During the year ended May 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $61,338,125 and $58,862,751, respectively.

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Choice Series

                         Portfolio Management Discussion

                             Scudder Technology Fund

In the following interview, Lead Portfolio Manager J. Brooks Dougherty discusses Scudder Technology Fund's strategy and the market environment in the twelve-month period ended May 31, 1999.

Q: Tech stocks, particularly those that focus on the Internet, have been on a wild ride in recent months. What factors are at work here?

A: From a macro standpoint, the primary reason for the sector's outperformance was the market's focus on high-multiple growth stocks. With interest rates near their historic lows and corporate earnings growth in the broader market expected to be weak, market participants were willing to pay high premiums for future growth. Once value stocks rebounded and bond yields began to approach 6%, however, the market's passion for tech names began to cool. Despite the weakness in April and May, the sector posted outstanding performance over the full period.

Of the six subsectors we follow -- semiconductors, software, hardware, services, networking/ telecommunications, and the Internet -- the strongest performers have been those that are directly tied to the growth of the `Net. The Internet stocks themselves were propelled by an intense mania among the investing public, although the froth dissipated in the last two months when a substantial amount of new issues and secondary offerings flooded the sector with supply. The explosive demand for Internet infrastructure provided a boost to telecommunications and networking stocks, which benefited from the growing need for high-speed data networking and transport.

Semiconductors, hardware, and software stocks, which have less exposure to the `Net, did not rally as strongly as the other groups in the tech sector. Semiconductors began a cyclical rebound after years of poor growth and overcapacity, but the rally was not broad-based due to the continued softness in DRAM prices. Still, we were encouraged by the fact that companies finally began to make their numbers after several quarters of negative earnings preannouncements. We feel that the strong gains in companies such as Taiwan Semiconductor and Xilinx are justified due to their improved earnings prospects.

The hardware and software sectors have both been constrained by slow growth in the sales volume of personal computers, as well as the potential threat being posed by the Year 2000 issue. Not wanting to make substantial capital investments ahead of Y2K, corporations have scaled back on their purchases in these areas. As a consequence, there has been a cloud hanging over the stocks. While selected issues such as IBM and Hewlett Packard have managed to buck the trend, the majority of the companies in these subsectors experienced increased headwinds as the period progressed.

Q: How has this environment impacted Fund performance?

A: For the twelve-month period ended May 31, the Fund returned
59.90%, beating the 2.69% return of the unmanaged Russell 2000 Index, and the 14.88% return of the unmanaged Russell 2000 Technology Index. Over the full

                           20 - Scudder Choice Series
period, the Fund trailed the average return of the funds in its Lipper peer group, but it finished in the top third for the one-, three-, and six-month periods.^1 Strong stock selection contributed to the Fund's strong showing, as did its overweighted position in the Internet, networking, and telecom sectors. Relative performance was also helped by the selection of EMC, IBM, and Sun Microsystems, three strong performers in an otherwise weak hardware sector.

Q: How is the Fund positioned within the `Net sector?

A: The fundamental thesis for investing in Internet stocks is that we are still in the early stages of a significant change in the way the world conducts business. However, we are cautious on the near-term outlook due to the combination of heavy new issuance and higher interest rates. Discounted cash flow valuations are difficult to support, especially given that 10-year bond yields have moved up above 5%. Without stability in rates, it will be difficult for the sector to resume its rally above recent highs.

That said, we continue to believe that the greatest risk is not to be invested in this area. We seek to own companies with competitive advantages -- the predators of the industry -- rather than the more questionable second-tier names. For traditional businesses, competitive advantage was generally derived from fixed assets and access to capital. In the new world of the Internet, however, advantage lies in the ability to acquire customers, keep them, and find new ways to get them to spend their money. We look for companies that fit this description, as well as those whose first-mover status has allowed them to build networks of business alliances that provide the potential to lock the market to their competitors. Using these guidelines, we have built up positions in America Online, Yahoo!, eBay, and Priceline, and have used sell-offs to our advantage. While it is reasonable to expect weakness during the summer months (when people spend less time on their computers), we look forward to the chance to pick up additional shares at bargain prices.

Q: What stocks have done well in the other sectors you follow?

A: One stock that differentiates our Fund from most in the category is the local shares of Taiwan Semiconductor, which rose 63% in the first five months of 1999. The premier company in its industry, Taiwan Semiconductor is the primary beneficiary of the trend toward the outsourcing of chip production. We felt that the local shares offered more than just a positive earnings story, however -- they also were extremely cheap, selling at only a little over half of the valuation accorded their ADRs (American Depositary Receipts) in the U.S. This purchase worked out well for us, as the stock did indeed close the gap on its ADRs throughout the period.

----------
^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. For the period ended May 31, 1999, Scudder Technology Fund's Lipper ranking was 37 out of 81 comparable funds for the one-year period, 26 out of 91 funds for the six-month period, 28 out of 98 for the three-month period, and 13 out of 98 for the one-month period.


                           21 - Scudder Choice Series

Broadcom is an example of a holding that has benefited from the explosive demand for Internet infrastructure. We believe that Broadcom's exposure to enterprise networking, cable modems, HD TV, settop boxes, and DSL lines for carriers positions it in the vortex of the communications revolution. The company's creation of entire systems on a single computer chip has allowed its customers to reduce costs and has vaulted the company into the position of being the dominant supplier to its end markets. Through the end of May, the stock was up 59% year-to-date.

Old favorite IBM also managed to shine amidst the cutting-edge names we've talked about so far. Investors were worried about slow revenue growth in certain components of IBM's business, but the company has generated strong revenues from its high-margin operations, boosting profit growth for the entire firm. IBM's strategy revolves around its service business, where it offers consulting, education, design and development, and managed operations. Its successes here have opened the door for excellent stock price performance.

The common trait among all of these holdings is their ability to generate upside earnings surprises. Investors can struggle with valuations, but if earnings come through, tech stocks will usually do well. Conversely, missed estimates can result in dramatic drops, as we witnessed with Compaq. By buying stocks in which we have the highest level of conviction, employing fundamental research to develop earnings projections, and buying dominant companies with increasing market share, we hope to position the Fund to benefit from positive surprises and at the same time avoid "torpedoes."

                           22 - Scudder Choice Series

Q: What is your outlook for the tech sector over the remainder of the year?

A: It is reasonable to expect that the tech sector will experience its usual "summer slump" as vacation season slows demand. Techs generally tend to pick up again in the fall, but this year may be different because of the Y2K problem. Based on what we've learned from talking to company managements, expectations are probably worse than they should be. While there may be a spending freeze, it is likely to be short-lived. We view any market turmoil that occurs as a result of Y2K represents a buying opportunity. As a consequence, we remain cautiously optimistic on the remainder of 1999, and are maintaining our positive outlook on the long-term prospects for the tech sector.

                            Scudder Technology Fund:
                          A Team Approach to Investing

  Scudder Technology Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager J. Brooks Dougherty has responsibility for the Fund's day-to-day management and investment strategies. Mr. Dougherty joined the Adviser in 1993 as an equity analyst specializing in technology companies. Mr. Dougherty has 15 years of investment industry experience.

  Portfolio Manager Robert L. Horton joined the Adviser in 1996 as a research analyst and has five years of experience in the investment industry. Prior to joining the Adviser, Mr. Horton was a software engineer and a senior analyst.

  Portfolio Manager Virginea Stuart has four years of industry experience. Ms. Stuart joined the Adviser in 1996 as a small-cap technology analyst focusing on software and Internet companies.

  Portfolio Manager William F. Truscott joined the Adviser in 1992 as an equity research analyst and has over 16 years of investment industry experience. Mr. Truscott is currently the Director of Global Equity Research for the Adviser.

  Portfolio Manager Deborah L. Koch is responsible for security analysis for software/data services and conglomerates. Ms. Koch joined the Adviser in 1992 and has 14 years of investment industry experience.

                           23 - Scudder Choice Series

                      Performance Update as of May 31, 1999
                             Scudder Technology Fund

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                          Total Return
   -----------------------------------------------------
   Period Ended      Growth of                  Average
   5/31/1999          $10,000    Cumulative     Annual
   -----------------------------------------------------
   Scudder Technology Fund
   -----------------------------------------------------
   1 Year           $ 15,990      59.90%     59.90%
   Life of Fund*    $ 16,083      60.83%     46.78%

   -----------------------------------------------------
   Russell 2000 Index
   -----------------------------------------------------
   1 Year           $  9,731      -2.69%     -2.69%
   Life of Fund*    $  9,257      -7.43%     -6.40%
   -----------------------------------------------------
   Russell 2000 Technology Index
   -----------------------------------------------------
   1 Year           $ 11,488      14.88%     14.88%
   Life of Fund*    $ 10,586       5.86%      5.00%
   -----------------------------------------------------

* The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

             Russell 2000              Scudder               Russell 2000
                Index              Technology Fund         Technology Index

     3/98*      10000                   10000                   10000
     5/98        9513                    9511                    9214
     8/98        7059                    8101                    6505
     11/98       8338                   10686                   11627
     2/99        8245                   13136                   12067
     5/99        9257                   15209                   13119



The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND RUSSELL 2000 TECHNOLOGY INDEX TOTAL RETURN (%)

CHART DATA:

Yearly Periods Ended May 31

                                                                1998*    1999
-------------------------------------------------------------------------------
Net Asset Value                                                $ 12.07 $ 19.31
-------------------------------------------------------------------------------
Income Dividends                                               $   --  $   --
-------------------------------------------------------------------------------
Capital Gains Distributions                                    $   --  $   --
-------------------------------------------------------------------------------
Fund Total Return (%)                                             .58   59.90
-------------------------------------------------------------------------------
Index Total Return (%)                                          -7.05   14.88
-------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                           24 - Scudder Choice Series

                     Portfolio Summary as of May 31, 1999
                             Scudder Technology Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity Holdings                93%
      Cash Equivalents                7%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund maintained a modest cash position during the period.


--------------------------------------------------------------------------------
Diversification
Excludes 7% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Semiconductors                    16%
      Telecommunications Equipment      15%
      Computer Software                 12%
      Diverse Electronics Products      11%
      Electronic Data Processing         9%
      EDP Services                       7%
      Miscellaneous Commercial Services  5%
      Miscellaneous Consumer Services    5%
      EDP Peripherals                    4%
      Other                             16%
   ----------------------------------------
                                    100%
   ----------------------------------------

In the past six months, management has increased the Fund's weighting in semiconductor stocks, and reduced its position in the software sector.



--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(39% of Portfolio)
--------------------------------------------------------------------------------

    1. Cisco Systems, Inc.
       Manufacturer of computer network
       products
    2. Microsoft Corp.
       Computer operating systems
       software
    3. America Online Inc.
       Provider of online computer
       services
    4. Motorola Inc.
       Manufacturer of telecommunication
       products and semiconductors
    5. International Business Machines
       Corp.
       Manufacturer and servicer of
       business and computing machines
    6. Lucent Technologies Inc.
       Designer, developer, and
       manufacturer of communication
       systems software and products
    7. eBay, Inc.
       Person-to-person trading
       community on the internet
    8. Applied Materials, Inc.
       Producer of reactors used to
       manufacture thin film
    9. Nokia AB Oy "A"
       Cellular telephone manufacturer
   10. Intel Corp.
       Producer of semiconductor memory
       circuits

The presence of eBay and AOL in the top ten holdings reflects management's belief in the attractiveness of Internet companies with competitive advantage and sound business models.



For more complete details about the Fund's investment portfolio, see page 26. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                           25 - Scudder Choice Series

                      Investment Portfolio as of May 31, 1999

                             Scudder Technology Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 6.6%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association , 4.72%**, 6/01/1999 (Cost $7,961,000) .............     7,961,000             7,961,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 93.4%
------------------------------------------------------------------------------------------------------------------------------
Recreational Products 0.5%
Electronic Arts Inc.* ....................................................................        13,100               641,081
                                                                                                                   -----------
Specialty Retail 3.0%
Amazon.com, Inc.* ........................................................................        17,500             2,078,125
Priceline.com, Inc.* .....................................................................        13,500             1,512,422
                                                                                                                   -----------
                                                                                                                     3,590,547
                                                                                                                   -----------
Medical Supply & Specialty 1.4%
VISX Inc.* ...............................................................................        33,000             1,713,938
                                                                                                                   -----------
Telephone/Communications 2.4%
Frontier Corp. ...........................................................................        31,000             1,631,375
MCI WorldCom, Inc.* ......................................................................        14,000             1,209,250
                                                                                                                   -----------
                                                                                                                     2,840,625
                                                                                                                   -----------
Cable Television 0.7%
American Telecasting, Inc.* ..............................................................       150,000               857,813
                                                                                                                   -----------
EDP Services 6.9%
America Online Inc. ......................................................................        46,000             5,491,250
Sapient Corp.* ...........................................................................        33,000             2,103,750
VeriSign, Inc.* ..........................................................................         5,300               628,050
                                                                                                                   -----------
                                                                                                                     8,223,050
                                                                                                                   -----------
Miscellaneous Commercial Services 4.7%
Galileo International, Inc. ..............................................................        13,000               585,000
Metzler Group, Inc.* .....................................................................        86,400             2,829,600
Whittman-Hart, Inc.* .....................................................................        78,600             2,230,275
                                                                                                                   -----------
                                                                                                                     5,644,875
                                                                                                                   -----------
Miscellaneous Consumer Services 4.7%
Complete Business Solutions, Inc.* .......................................................        85,000             2,061,250
eBay, Inc.* ..............................................................................        20,500             3,632,344
                                                                                                                   -----------
                                                                                                                     5,693,594
                                                                                                                   -----------
Telecommunications Equipment 13.5%
Cisco Systems, Inc.* .....................................................................        63,500             6,913,563

    The accompanying notes are an integral part of the financial statements.


                           26 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc. .................................................................        72,000             4,095,000
Nokia AB Oy "A" (ADR) ....................................................................        50,000             3,550,000
Tellabs, Inc.* ...........................................................................        29,000             1,696,500
                                                                                                                   -----------
                                                                                                                    16,255,063
                                                                                                                   -----------
Electrical Products 2.2%
FORE Systems, Inc.* ......................................................................        30,000             1,031,250
Power Intergrations, Inc.* ...............................................................        32,500             1,578,281
                                                                                                                   -----------
                                                                                                                     2,609,531
                                                                                                                   -----------
Office Equipment/Supplies 0.8%
Xerox Corp. ..............................................................................        17,600               988,900
                                                                                                                   -----------
Computer Software 10.9%
Brocade Communications Systems, Inc.* ....................................................        12,500               806,250
Check Point Software Technologies Ltd.* ..................................................        36,500             1,615,125
Intuit Inc.* .............................................................................        13,000             1,057,875
Microsoft Corp.* .........................................................................        70,500             5,688,465
New Era Networks, Inc.* ..................................................................        24,000             1,068,000
PLATINUM Technology International, Inc.* .................................................        38,000             1,106,750
Yahoo! Inc.* .............................................................................        12,000             1,776,000
                                                                                                                   -----------
                                                                                                                    13,118,465
                                                                                                                   -----------
Diverse Electronic Products 10.7%
Applied Materials, Inc.* .................................................................        65,000             3,570,938
Dell Computer Corp.* .....................................................................        48,000             1,653,000
KLA Tencor Corp.* ........................................................................        15,500               705,250
Motorola Inc. ............................................................................        62,000             5,134,375
Teradyne Inc.* ...........................................................................        33,000             1,742,813
                                                                                                                   -----------
                                                                                                                    12,806,376
                                                                                                                   -----------
EDP Peripherals 3.4%
EMC Corp.* ...............................................................................        11,000             1,095,875
Mercury Interactive Corp.* ...............................................................        28,800               946,800
Network Appliance, Inc.* .................................................................        42,500             2,004,141
                                                                                                                   -----------
                                                                                                                     4,046,816
                                                                                                                   -----------
Electronic Components/Distributors 1.7%
Broadcom Corp.* ..........................................................................        21,500             2,058,625
                                                                                                                   -----------
Electronic Data Processing 8.3%
Hewlett-Packard Co. ......................................................................        24,000             2,263,500
International Business Machines Corp. ....................................................        44,000             5,117,750

    The accompanying notes are an integral part of the financial statements.


                           27 - Scudder Choice Series

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.* ..................................................................        43,000             2,569,250
                                                                                                                   -----------
                                                                                                                     9,950,500
                                                                                                                   -----------
Office/Plant Automation 2.3%
Cabletron Systems Inc.* ..................................................................        80,000             1,190,000
Novell Inc.* .............................................................................        67,000             1,574,500
                                                                                                                   -----------
                                                                                                                     2,764,500
                                                                                                                   -----------
Semiconductors 15.3%
Cree Research, Inc.* .....................................................................        18,400             1,013,150
Intel Corp. ..............................................................................        64,000             3,460,000
Linear Technology Corp. ..................................................................        17,000               901,000
Micron Technology Inc.* ..................................................................        51,000             1,934,813
QLogic Corp.* ............................................................................        14,500             1,591,375
Taiwan Semiconductor Manufacturing Co.* ..................................................       630,000             2,263,761
Texas Instruments Inc. ...................................................................        18,000             1,968,750
Vitesse Semiconductor Corp.* .............................................................        42,500             2,334,844
Xilinx Inc.* .............................................................................        66,500             2,955,094
                                                                                                                   -----------
                                                                                                                    18,422,787
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $91,287,769)                                                                             112,227,086
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $99,248,769) (a)                                                          120,188,086
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security

**    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $99,545,959. At May 31, 1999, net unrealized appreciation for all securities based on tax cost was $20,642,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,398,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,756,822.

      During the year ended May 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $127,929,390 and $79,152,186, respectively.

Transactions in written options during the year ended May 31, 1999 were as follows:

                                                   Options on Securities
                                                   ---------------------
                                                                     Premiums
                                              Contracts            Received ($)
           ---------------------------------------------------------------------
Outstanding at May 31, 1998 ...............         --                    --
Written ...................................        555               137,924
Exercised .................................       (300)              (91,597)
Closed ....................................       (255)              (46,327)
                                               -------               -------
Outstanding at May 31, 1999 ...............         --                    --
                                               =======               =======

    The accompanying notes are an integral part of the financial statements.


                           28 - Scudder Choice Series

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of May 31, 1999

                                                                            Scudder
                                                                           Financial       Scudder Health        Scudder
                                                                         Services Fund        Care Fund      Technology Fund
Assets
-----------------------------------------------------------------------------------------------------------------------------
                Investments, at market (for identified cost, see
                  accompanying investment portfolios) ...............   $ 33,879,616       $ 47,254,442      $120,188,086
                Cash ................................................            671                865               584
                Foreign currency, at value, (cost $84,411) ..........             --                 --            84,218
                Receivable for investments sold .....................         58,570            256,660         2,561,555
                Receivable for Fund shares sold .....................         13,419            123,896           356,028
                Dividends and interest receivable ...................         39,422             57,241             8,360
                Foreign taxes recoverable ...........................             --              6,617                --
                Deferred organization expenses ......................          6,933              9,741             5,853
                Other assets ........................................            211                277               270
                                                                        ----------------   ----------------  ----------------
                Total assets ........................................     33,998,842         47,709,739       123,204,954
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                Payable for investments purchased ...................             --             15,561         3,824,697
                Payable for Fund shares redeemed ....................         31,829             51,302           117,741
                Accrued management fee ..............................        105,109             29,500            85,538
                Other payables and accrued expenses .................        181,889            205,599           333,799
                                                                        ----------------   ----------------  ----------------
                Total liabilities ...................................        318,827            301,962         4,361,775
               ------------------------------------------------------   ----------------   ----------------  ----------------
                Net assets, at market value                             $ 33,680,015       $ 47,407,777      $118,843,179
               ------------------------------------------------------   ----------------   ----------------  ----------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Unrealized appreciation (depreciation) on:
                  Investment securities .............................      3,451,931          4,506,663        20,939,317
                  Foreign currency related transactions .............             --               (163)             (194)
                Accumulated net realized gain (loss) ................        (70,544)        (1,093,861)        9,304,720
                Paid-in capital .....................................     30,298,628         43,995,138        88,599,336
               ------------------------------------------------------   ----------------   ----------------  ----------------
                Net assets, at market value                             $ 33,680,015       $ 47,407,777      $118,843,179
               ------------------------------------------------------   ----------------   ----------------  ----------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per      ----------------   ----------------  ----------------
                  share                                                       $14.14             $12.93            $19.31
                                                                        ----------------   ----------------  ----------------
                  (shares of beneficial interest outstanding,
                  $.01 par value, unlimited number of shares
                  authorized) .......................................      2,382,567          3,667,066         6,154,964

    The accompanying notes are an integral part of the financial statements.


                           29 - Scudder Choice Series

                             Statement of Operations

                         for the year ended May 31, 1999

                                                                            Scudder
                                                                           Financial       Scudder Health        Scudder
                                                                         Services Fund        Care Fund      Technology Fund
Investment Income (Loss)
-----------------------------------------------------------------------------------------------------------------------------
                Income:
                Dividends ...........................................   $    552,464       $    313,941      $     75,316
                Interest ............................................         39,787             92,290           335,125
                                                                        ----------------   ----------------  ----------------
                                                                             592,251            406,231           410,441
                Less foreign taxes withheld .........................           (489)            (3,892)           (1,707)
                                                                        ----------------   ----------------  ----------------
                                                                             591,762            402,339           408,734
                Expenses:
                Management fee ......................................        268,347            393,549           539,888
                Services to shareholders ............................        234,820            333,740           449,158
                Custodian and accounting fees .......................         31,675             49,372            49,997
                Trustees' fees and expenses .........................         32,167             29,956            28,091
                Auditing ............................................         22,312             20,282            24,482
                Registration fees ...................................         20,312             30,716            38,073
                Reports to shareholders .............................         21,289             27,646            27,406
                Legal ...............................................         13,461              7,788            14,236
                Amortization of organization expense ................          2,689              2,914             5,595
                Other ...............................................          7,891              8,339             5,366
                                                                        ----------------   ----------------  ----------------
                Total expenses before reductions ....................        654,963            904,302         1,182,292
                Expense reductions ..................................       (118,221)           (94,054)          (70,757)
                                                                        ----------------   ----------------  ----------------
                Expenses, net .......................................        536,742            810,248         1,111,535
               ------------------------------------------------------   ----------------   ----------------  ----------------
                Net investment income (loss)                                  55,020           (407,909)         (702,801)
               ------------------------------------------------------   ----------------   ----------------  ----------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                Net realized gain (loss) from:
                  Investments .......................................         25,899         (1,067,861)       10,317,020
                  Written options ...................................             --                 --            37,570
                  Foreign currency related transactions .............             --             (4,300)          (15,395)
                                                                        ----------------   ----------------  ----------------
                                                                              25,899         (1,072,161)       10,339,195
                                                                        ----------------   ----------------  ----------------
                Net unrealized appreciation (depreciation) during the
                period on:
                  Investments .......................................       (289,920)         4,443,786        19,936,666
                  Foreign currency related transactions .............             --               (129)             (194)
                                                                        ----------------   ----------------  ----------------
                                                                            (289,920)         4,443,657        19,936,472
               ------------------------------------------------------   ----------------   ----------------  ----------------
                Net gain (loss) on investment transactions                  (264,021)         3,371,496        30,275,667
               ------------------------------------------------------   ----------------   ----------------  ----------------

               ------------------------------------------------------   ----------------   ----------------  ----------------
                Net increase (decrease) in net assets resulting from
                  operations                                            $   (209,001)      $  2,963,587      $ 29,572,866
               ------------------------------------------------------   ----------------   ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           30 - Scudder Choice Series

                       Statement of Changes in Net Assets

                         Scudder Financial Services Fund

                                                                                             For the Period
                                                                                            November 3, 1997
                                                                              Year Ended    (commencement of
                                                                                May 31,      operations) to
Increase (Decrease) in Net Assets                                                1999         May 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...........................  $     55,020      $     38,617
                 Net realized gain (loss) from investment transactions ..        25,899           143,464
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ............      (289,920)        3,741,851
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                 operations .............................................      (209,001)        3,923,932
                                                                           ----------------  ----------------
                 Distributions to shareholders from:
                 Net realized gains .....................................      (241,895)                --
                                                                           ----------------  ----------------
                 Net investment income ..................................       (80,908)          (41,350)
                                                                           ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................    13,081,109        35,640,825
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ........................       306,306            40,371
                 Cost of shares redeemed ................................   (16,172,386)       (2,656,047)
                 Redemption fees ........................................        70,321            17,538
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .........................................    (2,714,650)       33,042,687
                                                                           ----------------  ----------------
                 Increase (decrease) in net assets ......................    (3,246,454)       36,925,269
                 Net assets at beginning of period ......................    36,926,469             1,200
                                                                           ----------------  ----------------
                 Net assets at end of period (Includes undistributed net   ----------------  ----------------
                   investment income of $14,902 as of May 31, 1998) .....  $ 33,680,015      $ 36,926,469
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............     2,597,296               100
                                                                           ----------------  ----------------
                 Shares sold ............................................       946,560         2,789,515
                 Shares issued to shareholders in reinvestment of
                   distributions ........................................        22,228             3,199
                 Shares redeemed ........................................    (1,183,517)         (195,518)
                                                                           ----------------  ----------------
                 Net increase (decrease) in Fund shares .................      (214,729)        2,597,196
                                                                           ----------------  ----------------
                 Shares outstanding at end of period ....................     2,382,567         2,597,296
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           31 - Scudder Choice Series

                       Statement of Changes in Net Assets

                            Scudder Health Care Fund

                                                                                             For the Period
                                                                                             March 2, 1998
                                                                              Year Ended    (commencement of
                                                                                May 31,      operations) to
Increase (Decrease) in Net Assets                                                1999         May 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...........................  $   (407,909)     $    (37,119)
                 Net realized gain (loss) from investment transactions ..    (1,072,161)          (23,791)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ............     4,443,657            62,843
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...........................................     2,963,587             1,933
                                                                           ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................    18,249,598        42,821,776
                 Cost of shares redeemed ................................   (14,795,571)       (1,910,103)
                 Redemption fees ........................................        66,290             9,067
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .........................................     3,520,317        40,920,740
                                                                           ----------------  ----------------
                 Increase (decrease) in net assets ......................     6,483,904        40,922,673
                 Net assets at beginning of period ......................    40,923,873             1,200
                                                                           ----------------  ----------------
                 Net assets at end of period ............................  $ 47,407,777      $ 40,923,873
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............     3,387,150               100
                                                                           ----------------  ----------------
                 Shares sold ............................................     1,439,570         3,543,239
                 Shares redeemed ........................................    (1,159,654)         (156,189)
                                                                           ----------------  ----------------
                 Net increase (decrease) in Fund shares .................       279,916         3,387,050
                                                                           ----------------  ----------------
                 Shares outstanding at end of period ....................     3,667,066         3,387,150
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           32 - Scudder Choice Series

                       Statement of Changes in Net Assets

                             Scudder Technology Fund

                                                                                             For the Period
                                                                                             March 2, 1998
                                                                              Year Ended    (commencement of
                                                                                May 31,      operations) to
Increase (Decrease) in Net Assets                                                1999         May 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...........................  $   (702,801)     $    (74,055)
                 Net realized gain (loss) from investment transactions ..    10,339,195        (1,049,870)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ............    19,936,472         1,002,651
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...........................................    29,572,866          (121,274)
                                                                           ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................    76,951,237        38,714,812
                 Cost of shares redeemed ................................   (25,003,128)       (1,441,830)
                 Redemption fees ........................................       162,860             6,436
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .........................................    52,110,969        37,279,418
                                                                           ----------------  ----------------
                 Increase (decrease) in net assets ......................    81,683,835        37,158,144
                 Net assets at beginning of period ......................    37,159,344             1,200
                                                                           ----------------  ----------------
                 Net assets at end of period ............................  $118,843,179      $ 37,159,344
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............     3,078,971               100
                                                                           ----------------  ----------------
                 Shares sold ............................................     4,653,561         3,194,723
                 Shares redeemed ........................................    (1,577,568)         (115,852)
                                                                           ----------------  ----------------
                 Net increase (decrease) in Fund shares .................     3,075,993         3,078,871
                                                                           ----------------  ----------------
                 Shares outstanding at end of period ....................     6,154,964         3,078,971
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           33 - Scudder Choice Series

                             Financial Highlights

                        Scudder Financial Services Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                                                            November 3, 1997
                                                                                                            (commencementof
                                                                                              Year Ended     operations) to
                                                                                             May 31, 1999     May 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             --------------------------------
Net asset value, beginning of period ....................................................      $14.22            $12.00
                                                                                             --------------------------------
Income (loss) from investment operations:
Net investment income (loss) ............................................................         .02               .02
Net realized and unrealized gain (loss) on investments ..................................        (.01)             2.22
                                                                                             --------------------------------
Total from investment operations ........................................................         .01              2.24
                                                                                             --------------------------------
Less distributions from net investment income ...........................................        (.03)             (.03)
From net realized gains on investment transactions ......................................        (.09)               --
                                                                                             --------------------------------
Total distributions .....................................................................        (.12)             (.03)
                                                                                             --------------------------------
Redemption fees .........................................................................         .03               .01
                                                                                             --------------------------------
Net asset value, end of period ..........................................................      $14.14            $14.22
                                                                                             --------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ................................................................        0.30             18.73**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................          34                37
Ratio of operating expenses, net, to average daily net assets (%) .......................        1.50              1.50*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..        1.83              2.59*
Ratio of net investment income to average daily net assets (%) ..........................         .15               .25*
Portfolio turnover rate (%) .............................................................        23.2              25.0*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized


                           34 - Scudder Choice Series

                              Financial Highlights

                            Scudder Health Care Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                                                             March 2, 1998
                                                                                          Year Ended        (commencement of
                                                                                            May 31,          operations) to
                                                                                             1999             May 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          -----------------------------------
Net asset value, beginning of period .................................................      $12.08               $12.00
                                                                                          -----------------------------------
Income (loss) from investment operations:
Net investment income (loss) .........................................................        (.11)                (.01)
Net realized and unrealized gain (loss) on investments ...............................         .94                  .09
                                                                                          -----------------------------------
Total from investment operations .....................................................         .83                  .08
                                                                                          -----------------------------------
Redemption fees ......................................................................         .02                   --***
                                                                                          -----------------------------------
Net asset value, end of period .......................................................      $12.93               $12.08
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .............................................................        7.04                  .67**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................          47                   41
Ratio of operating expenses, net, to average daily net assets (%) ....................        1.75                 1.75*
Ratio of operating expenses before expense reductions, to average daily net
  assets (%) .........................................................................        1.95                 3.68*
Ratio of net investment income to average daily net assets (%) .......................        (.88)                (.40)*
Portfolio turnover rate (%) ..........................................................       132.8                 68.3*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized
***   Amount is less than one half of $.01.


                           35 - Scudder Choice Series

                              Financial Highlights

                             Scudder Technology Fund

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                                                             March 2, 1998
                                                                                          Year Ended        (commencement of
                                                                                            May 31,          operations) to
                                                                                             1999             May 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          -----------------------------------
Net asset value, beginning of period .................................................      $12.07              $12.00
                                                                                          -----------------------------------
Income (loss) from investment operations:
Net investment income (loss) .........................................................        (.17)               (.03)
Net realized and unrealized gain (loss) on investments ...............................        7.37                 .10
                                                                                          -----------------------------------
Total from investment operations .....................................................        7.20                 .07
                                                                                          -----------------------------------
Redemption fees ......................................................................         .04                  --***
                                                                                          -----------------------------------
Net asset value, end of period .......................................................      $19.31              $12.07
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .............................................................       59.90                 .58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................         119                  37
Ratio of operating expenses, net, to average daily net assets (%) ....................        1.75                1.75*
Ratio of operating expenses before expense reductions, to average daily net
  assets (%) .........................................................................        1.86                3.69*
Ratio of net investment income to average daily net assets (%) .......................       (1.11)               (.87)*
Portfolio turnover rate (%) ..........................................................       134.9               136.5*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized
***   Amount is less than one half of $.01.


                           36 - Scudder Choice Series

                         Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund (the "Funds") is each a non-diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the year ended May 31, 1999, the Scudder Technology Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

                           37 - Scudder Choice Series

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. From November 1, 1998 through May 31, 1999, Scudder Financial Services Fund incurred approximately $66,000 of net realized capital losses. As permitted by tax regulations, Scudder Financial Services Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2000. At May 31, the Scudder Health Care Fund had a net tax basis capital loss carryfoward of approximately $1,064,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares

                           38 - Scudder Choice Series
will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income for each Fund, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the applicable Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes.

Organization Costs. Costs incurred by each Fund in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                               B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% for Scudder Financial Services Fund, 0.85% for Scudder Health Care Fund and 0.85% for Scudder Technology Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of each Fund's management fee until September 30, 1999 in order to maintain the annualized expenses of each of Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund at no more than 1.50%, 1.75% and 1.75%, respectively, of the average daily net assets of each Fund. For the year ended May 31, 1999, the Adviser did not impose a portion of its management fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund, which amounted to $118,221, $94,054, and $70,757, respectively, and the amount imposed aggregated $150,126, $299,495, and $469,131, respectively, of which $105,109, $29,500, and
$85,538 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for each Fund. For the year ended May 31, 1999, SSC imposed its fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund aggregating $183,262, $303,720, and $402,981, respectively, of which $14,427, $145,156, and $208,103 is unpaid at May 31, 1999.


                           39 - Scudder Choice Series

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. For the year ended May 31, 1999, SFAC imposed its fee for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund, aggregating $37,500, $37,500, and $39,654, respectively, of which $3,125, $3,125, and $3,517 is unpaid at May 31, 1999.

The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 1999 the Trustees' fees and expenses for Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund aggregated $32,167, $29,956, and $28,091, respectively.

                               C. Lines of Credit

The Funds and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.


                           40 - Scudder Choice Series

                        Report of Independent Accountants


To the Board of Trustees of Scudder Securities Trust and the Shareholders of Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund (the "Funds") at May 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
July 9, 1999


                           41 - Scudder Choice Series

                                 Tax Information

For corporate shareholders, 100% of the income dividends paid during the Scudder Financial Services Fund's fiscal year ended May 31, 1999 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Scudder Technology Fund designates $500,000 as capital gain dividends for its year ended May 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.





                           42 - Scudder Choice Series

                          Shareholder Meeting Results

                         Scudder Financial Services Fund

A Special Meeting of Shareholders (the "Meeting") of Scudder Financial Services Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         1,559,792           41,801            65,427               0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------
            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         1,409,292           59,223            80,512            117,993




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                           43 - Scudder Choice Series

                           Shareholder Meeting Results

                            Scudder Health Care Fund

A Special Meeting of Shareholders (the "Meeting") of Scudder Health Care Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         2,020,815           70,775            96,354               0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------
            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         1,860,463           101,947           132,863            88,671





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.




                           44 - Scudder Choice Series

                           Shareholder Meeting Results

                             Scudder Technology Fund

A Special Meeting of Shareholders (the "Meeting") of Scudder Technology Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         1,891,453           73,835            86,836               0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------
            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         1,773,565           95,298            125,795            57,466





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                           45 - Scudder Choice Series

                                    This Page
                                  intentionally
                                   left blank.




                           46 - Scudder Choice Series

                                    This Page
                                  intentionally
                                   left blank.




                           47 - Scudder Choice Series

                              Officers and Trustees

Daniel Pierce*
Chairman, President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer
and Director, Scientific Learning
Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and President
of the U.N. Association of the
U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan E. Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Doherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                           48 - Scudder Choice Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           49 - Scudder Choice Series

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           50 - Scudder Choice Series


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           51 - Scudder Choice Series

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER